SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                    _________________________

                            FORM 8-K

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 1998


                        AlliedSignal Inc.
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     (Exact name of registrant as specified in its charter)


      Delaware                      1-8974                   22-2640650
   --------------                ------------              --------------
  (State or other                (Commission             (I.R.S. Employer
  jurisdiction of                File Number)            Identification No.)
  incorporation)


          101 Columbia Road
           P.O. Box 4000
       Morristown, New Jersey                              07962-2497
  ----------------------------------------                 ------------
  (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (973)455-2000




Item 9.   Sales of Equity Securities Pursuant to Regulation S.
          ----------------------------------------------------



     On April 14, 1998, in reliance on Regulation S and pursuant to an established employee stock purchase plan, CIBC Wood Gundy plc purchased 1,216 shares of AlliedSignal Inc. common stock on the London Stock Exchange on behalf of foreign nationals domiciled abroad and employed by affiliates of the Registrant. The shares were purchased at a price of 27.57 pounds sterling per share, for a total price, including commissions, of 33,776.56 pounds sterling.

                           SIGNATURES
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AlliedSignal Inc.
                                   (Registrant)



Date:  April 28, 1998              /s/ Peter M. Kreindler
                                   -----------------------------
                                   Peter M. Kreindler
                                   Senior Vice President,
                                   General Counsel and Secretary